Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED RESEARCH COLLABORATION AND COMMERCIAL LICENSE AGREEMENT

This Second Amendment (the “Second A&R Amendment”) to Amended and Restated Research Collaboration and Commercial License Agreement, as amended, made as of this 2nd day of August, 2017 (the “Second A&R Amendment Effective Date”), is by and between

MERSANA THERAPEUTICS, INC., a Delaware corporation, having its principal place of business at 840 Memorial Drive Cambridge, MA 02139 (hereinafter referred to as “MTI”)

and

MILLENNIUM PHARMACEUTICALS, INC., a Delaware corporation, a wholly-owned subsidiary of Takeda Pharmaceutical Company Limited, having its principal place of business at 40 Landsdowne Street, Cambridge, MA 02139 (hereinafter referred to as “Licensee”).

MTI and Licensee may sometimes individually be referred to hereafter as a “Party” or collectively as the “Parties”.

Introduction

WHEREAS, MTI and Licensee have entered into that certain Amended and Restated Research Collaboration and Commercial License Agreement dated January 29, 2016, as amended by the First Amendment to Amended and Restated Research Collaboration and Commercial License Agreement dated March 9, 2017 (the “Original Agreement,” and as amended by this Second A&R Amendment, the “Agreement”); and

WHEREAS, MTI and Licensee wish to amend the Original Agreement as set forth in this Second A&R Amendment to extend the Research Program Term for Designated Target Antigen Two, on the terms set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and further good and valuable consideration, MTI and Licensee agree to amend the Original Agreement as follows:

Article 1.

Amendments

Section 1.1. Existing Definitions. Terms used herein without further definition shall have the same meanings ascribed to them as in the Original Agreement.

Section 1.2. New Definitions. The following new definitions are hereby added to Article 1 of the Agreement in alphabetical order:

1

(a)	“Extension Date” has the meaning set forth in Section 2.3.

(b)	“Second A&R Amendment” means the Second A&R Amendment to this Agreement, dated as of the Second A&R Amendment Effective Date.

(c)	“Second A&R Amendment Effective Date” means August 2, 2017.

Section 1.3. Extension of Research Program Term for Designated Target Antigen Two. Three sentences shall be added to the end of Section 2.3 of the Original Agreement as follows:

“Notwithstanding anything to the contrary in this Section 2.3, the Research Program Term for Designated Target Antigen Two shall extend until fifteen (15) months from the date upon which the Parties agree that a Payload appropriate for use with Designated Target Antigen Two is available; provided, however, if no such Payload is available by January 5, 2018, the Research Program Term for Designated Target Antigen Two shall terminate as of January 5, 2018 (the last date of such extension , the “Extension Date”). There shall be no fee owed by Licensee for the extension of the Research Program Term for Designated Target Antigen Two to the Extension Date. For the avoidance of doubt, Licensee shall not be entitled to extend the Research Program Term for Designated Target Antigen Two past the Extension Date, including pursuant to the third sentence of this Section 2.3.”

Article 2.

Miscellaneous

Section 2.1. Effectiveness. Except as set forth in this Second A&R Amendment, all terms and conditions of the Original Agreement are hereby ratified and shall remain in full force and effect. Amendments made pursuant to this Second A&R Amendment shall be effective as of the Second A&R Amendment Effective Date.

Section 2.2. Conflicts. In the event of a conflict between a provision of the Original Agreement and a provision of this Second A&R Amendment, the provisions of this Second A&R Amendment will control to the extent of such conflict.

Section 2.3. Counterparts. This Second A&R Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

[Remainder of Page Left Intentionally Blank. Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have executed this Second Amendment to Amended and Restated Research Collaboration and Commercial License Agreement to be effective as of the Second A&R Amendment Effective Date.

MERSANA THERAPEUTICS, INC.
By:	/s/ Eva Jack
Name:	Eva Jack
Title:	Chief Business Officer

MILLENNIUM PHARMACEUTICALS, INC.
By:	/s/ Petter Veiby
Name:	Petter Veiby
Title:	Sr. Director Biotherapeutics

[Signature Page to Second Amendment to Amended and Restated Research Collaboration and Commercial License Agreement]